SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. __)
Filed by the Registrant [X]
Filed by a Party other than the [_] Registrant

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[_]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[_]	Definitive Additional Materials
[_]	Soliciting Materials under Rule 14a-12

BNY MELLON STRATEGIC MUNICIPAL BOND FUND, INC.
BNY MELLON STRATEGIC MUNICIPALS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
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BNY MELLON STRATEGIC MUNICIPAL BOND FUND, INC.
BNY MELLON STRATEGIC MUNICIPALS, INC.
c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York  10286
www.bny.com/closed-end-funds

September 26, 2025
Dear Stockholder:
BNY Mellon Strategic Municipal Bond Fund, Inc. and BNY Mellon Strategic Municipals, Inc. (each, a "Fund" and together, the "Funds") and certain other funds in the BNY Mellon Family of Funds will hold special shareholder meetings on November 20, 2025 in a virtual meeting format only.  Shareholders of each of these funds will be asked to elect Board members of their funds.  All of the nominees are current Board members of some or all of these funds.  The election of additional Board members to your Fund is being proposed primarily to consolidate the Boards of these funds.  Consolidating the Boards of the funds may provide certain administrative efficiencies for the funds.  The enclosed combined proxy statement describes the nominees' qualifications and each of their respective current roles overseeing funds in the BNY Mellon Family of Funds.  Please take the time to read the enclosed materials.
Since the proposal to elect Board members is common to the Funds, we have combined the proxy statement to save on fund expenses.  If you own shares of both of the Funds, the combined proxy statement also may save you the time of reading more than one document before you vote.  If you own shares of each Fund on the record date for the meeting, please note that each Fund has a separate proxy card.  You should vote one proxy card for each Fund in which you own shares.
Remember, your vote is extremely important, no matter how large or small your Fund holdings.  By voting promptly, you can help avoid additional costs that are incurred with follow-up letters and calls.
To vote, you may use any of the following methods:
•	By Mail. Please complete, date and sign the enclosed proxy card(s) and mail it in the enclosed, postage-paid envelope.
•	Over the Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.
•	At the Meeting. You will not be able to attend the meeting physically, but you may attend the meeting virtually and vote over the Internet during the meeting.
The meeting will be conducted over the Internet in a virtual meeting format only.  However, if it is determined that the meeting will be held in person, we will make an announcement in the manner discussed in the Notice of Special Meeting of Stockholders.
We encourage you to vote over the Internet or by telephone using the number that appears on your proxy card(s).  These voting methods will save the Funds money because they would not have to pay for return-mail postage.  If you later decide to attend the meeting virtually, you may revoke your proxy and vote your shares over the Internet during the meeting.  Whichever voting method you choose, please take the time to read the full text of the combined proxy statement before you vote.
Your vote is very important to us.  If you have any questions before you vote, please call the Funds' proxy solicitor, Equiniti Fund Solutions, at 1-800-581-5238.  Thank you for your response and for your continued investment with the BNY Mellon Family of Funds.
Sincerely, /s/ David DePetrillo
David DiPetrillo President The BNY Mellon Family of Funds

BNY MELLON STRATEGIC MUNICIPAL BOND FUND, INC.
BNY MELLON STRATEGIC MUNICIPALS, INC.
Notice of Special Meeting of Stockholders
To the Stockholders of BNY Mellon Strategic Municipal Bond Fund, Inc. ("BNYMSMB") and BNY Mellon Strategic Municipals, Inc. ("BNYMSM") (each, a "Fund" and together, the "Funds"):
A Special Meeting of Stockholders (the "Meeting") of the Funds, each a closed-end investment company organized as a Maryland corporation, will be held over the Internet in a virtual meeting format only on Thursday, November 20, 2025 at 10:00 a.m., Eastern time, for the following purpose:
To elect the following additional Directors:
•
For BNYMSMB, two Class I Directors to serve for two-year terms, one Class II Director to serve for a three-year term, and one Class III Director to serve for a one-year term, in each case until their respective successors are duly elected and qualified;

•
For BNYMSM, two Class I Directors to serve for three-year terms, one Class II Director to serve for a one-year term, and one Class III Director to serve for a two-year term, in each case until their respective successors are duly elected and qualified.

The Meeting will be held in a virtual meeting format only.  You will not be able to attend the Meeting physically, but you may participate over the Internet as described below.  However, if it is determined that the Meeting will be held in person, we will make an announcement in the manner noted below.
Stockholders of record at the close of business on September 19, 2025 will be entitled to receive notice of the Meeting and to vote on the proposal.  To participate in the Meeting virtually, you must request the Meeting credentials by emailing attendameeting@equiniti.com.  Please include your full name and address, your control number found on your enclosed proxy card and your intent to attend the virtual Meeting, and write the name of your Fund in the subject line.  The Meeting will begin promptly at 10:00 a.m., on Thursday, November 20, 2025.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance of the Meeting to attend the Meeting virtually.  To register, you must submit proof of your proxy power (legal proxy provided by your intermediary) reflecting your Fund holdings along with your name and email address to attendameeting@equiniti.com.  You may also forward proof of ownership from your intermediary to attendameeting@equiniti.com.  Requests for registration should be received no later than 12:00 p.m., Eastern Time, on Tuesday, November 18, 2025.  You will receive a confirmation email from attendameeting@equiniti.com of your registration and control number that will allow you to vote at the Meeting. If you have any questions after considering the enclosed materials, please call the Funds' proxy solicitor, Equiniti Fund Solutions, at 1-800-581-5238.

Whether or not you plan to attend the Meeting virtually, we urge you to vote and submit your proxy in advance of the Meeting by one of the methods described in the proxy materials for the Meeting.

PLEASE NOTE:  If it is determined that the Meeting will be held in person, instead of virtually, an announcement of the change will be provided by means of a press release, which will be posted on our website www.bny.com/closed-end-funds.  We encourage you to check the website prior to the Meeting.  An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.
By Order of the Boards /s/ Sarah S. Kelleher Sarah S. Kelleher Secretary
New York, New York
September 26, 2025

WE NEED YOUR PROXY VOTE

A STOCKHOLDER MAY THINK ITS VOTE IS NOT IMPORTANT, BUT IT IS VITAL.  BY LAW, THE SPECIAL MEETING OF STOCKHOLDERS OF A FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM ELIGIBLE TO VOTE IS REPRESENTED.  IN THAT EVENT, THE AFFECTED FUND, AT STOCKHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.  CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD(S) OR OTHERWISE VOTE PROMPTLY.  YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

BNY MELLON STRATEGIC MUNICIPAL BOND FUND, INC.
BNY MELLON STRATEGIC MUNICIPALS, INC.

COMBINED PROXY STATEMENT
Special Meeting of  Stockholders
to be held on Thursday, November 20, 2025
This combined proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of each of BNY Mellon Strategic Municipal Bond Fund, Inc. ("BNYMSMB") and BNY Mellon Strategic Municipals, Inc. "BNYMSM") (each, a "Fund" and together, the "Funds"), each a closed-end investment company organized as a Maryland corporation, to be used at a Special Meeting of Stockholders of each Fund (the "Meeting") to be held over the Internet in a virtual meeting format only on Thursday, November 20, 2025 at 10:00 a.m., Eastern time, and at any and all adjournments or postponements thereof, for the purpose set forth in the accompanying Notice of Special Meeting of Stockholders.
Stockholders of record at the close of business on September 19, 2025 (the "Record Date") are entitled to receive notice of the Meeting and to vote on the proposal with respect to their Fund(s).  Stockholders will not be able to attend the Meeting physically but may participate over the Internet as described in the Notice of Special Meeting of Stockholders.
Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held as of the Record Date.  Stockholders can vote only on matters affecting the Fund(s) in which they hold shares.  If the proposal is approved by stockholders of one Fund and not approved by stockholders of the other Fund, the proposal will be implemented only for the Fund that approved the proposal.  Therefore, it is essential that stockholders who own shares of both Funds complete, date, sign and return each proxy card they receive, or otherwise vote by telephone or over the Internet.  Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon.  If the enclosed proxy card is properly executed and returned, or if you have voted by telephone or over the Internet, your vote nevertheless may be revoked after it is received by sending a written notice of revocation to the proxy tabulator at the address listed on the proxy card or by mailing a duly executed proxy card bearing a later date; you may also change your vote by calling the toll-free telephone number listed under "To vote by Telephone" on the proxy card or over the Internet by going to the website listed on the proxy card and following the instructions on the website.  To be effective, such revocation or vote change must be received before your prior proxy is exercised at the Meeting.  If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.  In addition, any stockholder who attends the Meeting virtually may vote over the Internet during the Meeting, thereby canceling any proxy previously given.
A quorum is constituted by the presence in person or by proxy of the holders of one-third, in the case of BNYMSM, and the holders of a majority, in the case of BNYMSMB, of the outstanding shares of the respective Fund entitled to vote at the Meeting.  Virtual attendance at the Meeting shall constitute in person attendance for purposes of calculating a quorum.  If a quorum is not present at the Meeting for a Fund, the chairperson of the Meeting or the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Fund to permit further solicitation of proxies.  Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting virtually or by proxy.  If a proposal is to be voted upon by only one class of a Fund's shares, a quorum of that class of shares (the holders of one-third, in the case of BNYMSM, and the holders of a majority, in the case of BNYMSMB, of the outstanding shares of the class) must be present in person or by proxy at the Meeting in order for the proposal to be considered.  Each Fund has two classes of capital stock: Common Stock, par value $0.001 per share (the "Common Stock"), and Variable Rate MuniFund Term Preferred Shares, par value $0.001 per share, liquidation preference $25,000 per share (the "VMTP Shares").
As of August 22, 2025, the Funds had outstanding the following number of shares:
Name of Fund	Common Stock Outstanding	VMTP Shares Outstanding
BNYMSMB	50,247,708	1,972
BNYMSM	63,832,114	3,156
It is estimated that proxy materials will be mailed to stockholders of record on or about October 3, 2025.  To reduce expenses, only one copy of this combined proxy statement will be mailed to certain addresses shared by two or more accounts.  If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth below.  The relevant Fund will begin sending you individual copies promptly after receiving your request.  The principal executive office of each Fund is located at 240 Greenwich Street, 18th Floor, New York, New York 10286.
Copies of each Fund's most recent Annual Report to Stockholders and, if applicable, Semi-Annual Report to Stockholders, are available upon request, without charge, by visiting www.bny.com/closed-end-funds, writing to the Fund at 240 Greenwich Street New York, New York 10286, calling your financial adviser, or calling toll free 1‑800‑373-9387.
Important Notice Regarding Internet Availability of Proxy Materials for the Special Meeting of Stockholders to Be Held on Thursday, November 20, 2025:

The Letter to Stockholders, Notice of Special Meeting of Stockholders, Combined Proxy Statement and Form of Proxy Card, and any additional proxy soliciting materials are available at www.bny.com/closed-end-funds.

PROPOSAL:  ELECTION OF DIRECTORS
The Nominees.  Each Fund's Board is divided into three classes with the term of office of one class expiring each year.  It is proposed that stockholders of each Fund consider the election of the individuals listed below (the "Nominees") as Directors of the indicated class of such Fund, to serve for the terms indicated below and until their respective successors are duly elected and qualified.  The election of additional Directors to the Boards of the Funds is being proposed primarily to consolidate the Boards of the Funds with the Boards of other funds in the BNY Mellon Family of Funds.  Consolidating the Boards of the Funds with the Boards of these other funds in the BNY Mellon Family of Funds may provide certain administrative efficiencies for the Funds.
With respect to BNYMSMB:  (i) Mr. Andrew J. Donohue and Ms. Francine J. Bovich are nominated to be elected as Class I Directors to serve for two-year terms; (ii) Mr. Bradley J. Skapyak is nominated to be elected as a Class II Director to serve for a three-year term; and (iii) Ms. Roslyn M. Watson is nominated to be elected as a Class III Director to serve for a one-year term.
With respect to BNYMSM:  (i) Mr. Andrew J. Donohue and Ms. Francine J. Bovich are nominated to be elected as Class I Directors to serve for three-year terms; (ii) Mr. Bradley J. Skapyak is nominated to be elected as a Class II Director to serve for a one-year term; and (iii) Ms. Roslyn M. Watson is nominated to be elected as a Class III Director to serve for a two-year term.
Each Nominee currently serves as a board member of certain other funds in the BNY Mellon Family of Funds.  Each Nominee was nominated by the respective Fund's nominating committee, has consented to being named in this combined proxy statement and has agreed to serve as a Director of the indicated Fund if elected.
Biographical information about each Nominee is set forth below.  Biographical information about each Fund's Directors who are not standing for election at the Meeting but who will continue to be Directors of the Fund after the Meeting (each, a "Continuing Director"), information on each Nominee's and Continuing Director's ownership of Fund shares and other relevant information is set forth in Exhibit A to this combined proxy statement.  Unless otherwise indicated, information set forth herein applies to both Funds.  None of the Nominees or Continuing Directors are deemed to be "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of either Fund.
Under the 1940 Act and the terms of each Fund's charter, holders of VMTP Shares voting as a single class are entitled, to the exclusion of holders of Common Stock, to elect two Directors.  Ms. Robin A. Melvin and Ms. Benaree Pratt Wiley, each a Continuing Director, are the Funds' two VMTP Shares designees.  Accordingly, with respect to each Fund, holders of the Fund's Common Stock and holders of the

Fund's VMTP Shares will vote together as a single class with respect to the election of the Nominees.
The persons named as proxies on the accompanying proxy card(s) intend to vote each proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office.  It is not contemplated that any Nominee will be unable to serve as a Director for any reason, but, if that should occur prior to the Meeting, the Board reserves the right to substitute another person or persons of its choice as nominee or nominees.
Board's Oversight Role in Management.  Each Board's role in management of the respective Fund is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to each Fund, primarily BNY Mellon Investment Adviser, Inc., each Fund's investment adviser (the "Investment Adviser" or "BNYIA"), Insight North America LLC, each Fund's sub-adviser and an affiliate of the Investment Adviser (the "Sub-adviser"), and their affiliates have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, each Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including senior personnel of the Investment Adviser, the Sub-adviser and their affiliates, each Fund's and the Investment Adviser's Chief Compliance Officer and portfolio management personnel.  Each Board's Audit Committee (which consists of all Directors) meets during its regularly scheduled and special meetings, and between meetings the Audit Committee chair is available to each Fund's independent registered public accounting firm and each Fund's Chief Financial Officer.  Each Board also receives periodic presentations from senior personnel of the Investment Adviser, the Sub-adviser or their affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cybersecurity, business continuity, personal trading, valuation, credit and investment research.  As warranted, each Board also receives informational reports from counsel to the Funds and each Board's independent legal counsel regarding regulatory compliance and governance matters.  Each Board has adopted policies and procedures designed to address certain risks to the respective Fund.  In addition, the Investment Adviser, the Sub-adviser and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the respective Fund.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to a Fund, and the Boards' risk management oversight is subject to inherent limitations.
Board Composition and Leadership Structure.  The 1940 Act requires that at least 40% of each Fund's Directors not be "interested persons" (as defined in the 1940

Act) of the Fund ("Independent Directors") and as such are not affiliated with the Investment Adviser.  To rely on certain exemptive rules under the 1940 Act, a majority of each Fund's Directors must be Independent Directors, and for certain important matters, such as the approval of each Fund's investment advisory agreement or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors.  Currently, all of each Fund's Directors, including the Chairman of the Board, are Independent Directors.  Each Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Investment Adviser, is appropriate in light of the specific characteristics and circumstances of each Fund, including, but not limited to:  (i) the services that the Investment Adviser, the Sub-adviser and their affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of each Fund are conducted by Fund officers and employees of the Investment Adviser, the Sub-adviser and their affiliates; and (iii) the Board's oversight role in management of each Fund.
Information About Each Nominee's and Continuing Director's Experience, Qualifications, Attributes or Skills.  Nominees for Director of each Fund, together with information as to their principal occupations and other board memberships for the past five years, are shown below.  The address of each Nominee is 240 Greenwich Street, New York, New York 10286.  Specific information about the Continuing Directors of each Fund, information on each Nominee's and Continuing Director's ownership of Fund shares and other relevant information is set forth in Exhibit A.

BNYMSMB - Nominees for Class I Directors with Terms Expiring in 2027
BNYMSM - Nominees for Class I Directors with Terms Expiring in 2028
Name (Age) of Nominee	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
FRANCINE J. BOVICH (73)	The Bradley Trusts, private trust funds, Trustee (2011 – Present)	N/A

ANDREW J. DONOHUE (74)	Attorney, Solo Law Practice (2019 – Present) Shearman & Sterling LLP, a law firm, Of Counsel (2017 –2019) Chief of Staff to the Chair of the SEC (2015 – 2017)
BNYMSMB - Nominee for Class II Director with Term Expiring in 2028
BNYMSM - Nominee for Class II Director with Term Expiring in 2026
Name (Age) of Nominee	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
BRADLEY J. SKAPYAK (66)	Chief Operating Officer and Director of The Dreyfus Corporation (2009 – 2019) Chief Executive Officer and Director of MBSC Securities Corporation (2016 – 2019)	N/A

Chairman and Director of Dreyfus Transfer, Inc. (2011 – 2019) Senior Vice President of The Bank of New York Mellon (2007 – 2019)
BNYMSMB - Nominee for Class III Director with Term Expiring in 2026
BNYMSM - Nominee for Class III Director with Term Expiring in 2027
Name (Age) of Nominee	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
ROSLYN M. WATSON (75)	Watson Ventures, Inc., a real estate investment company, Principal (1993 – Present)	N/A
Each Nominee has been a BNY Mellon Family of Funds board member for several years.  Additional information about each Nominee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Nominee possesses which the respective Board believes has prepared them to be effective Directors (this information for the Continuing Directors is set forth in Exhibit A).  Each Board believes that the significance of each Nominee's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness.  However, each Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; each Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Director's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a Board member (including the Board of each Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for each Board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Director nominees.  To assist them in evaluating matters under federal and state law, the Directors are counseled by their independent legal counsel, who participates in Board meetings and interacts with the Investment Adviser and also may benefit from information provided by the Investment Adviser's counsel; counsel to the Funds and to the Boards has significant experience advising funds and fund board members.  Each Board and its committees have the ability to engage other experts as appropriate.  Each Board evaluates its performance on an annual basis.
Nominees for Class I Directors
Francine J. Bovich – Ms. Bovich currently also serves as a Trustee for The Bradley Trusts, private trust funds, and served as a Director of Annaly Capital Management, Inc. from 2014 to 2025.  She is an Emeritus Trustee of Connecticut College, and served as a Trustee from 1986 to 1997.  She currently serves as a member of the Investment Committee (formerly, the Investment Sub Committee) for Connecticut College's endowment fund and served as Chair of the Investment Sub Committee until June 2020.  From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group.  Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993.  From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager.  From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company.  From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.
Andrew J. (Buddy) Donohue – Mr. Donohue, who has worked as a solo law practitioner since 2019, has over 40 years of experience in the investment funds industry, in both senior government and private sector roles.  Mr. Donohue served as Chief of Staff to the Chair of the SEC, from 2015 to 2017, and previously served as the Director of the SEC's Division of Investment Management, from 2006 to 2010, where he was effectively the most senior regulator for the U.S. investment funds industry.  Mr. Donohue was Global General Counsel of Merrill Lynch Investment Managers, from 2003 to 2006, Executive Vice President and General Counsel of OppenheimerFunds, Inc., from 1991 to 2001, and Investment Company General Counsel of Goldman Sachs, from 2012 to 2015.  Most recently, Mr. Donohue was an independent Director of the OppenheimerFunds, from 2017 to 2019, and Of Counsel at the law firm of Shearman & Sterling LLP, from September 2017 to July 2019.  Mr. Donohue has been an officer, director and counsel for numerous investment advisers, broker-dealers, commodity trading advisers, transfer agents and insurance companies, and has served on the boards of business development companies, registered open-end funds, closed-end funds, exchange-

traded funds and off-shore investment funds.  He has also served as chairman of the American Bar Association's Investment Companies and Investment Advisers Subcommittee, editor of the ABA Fund Director's Guidebook and, since 2018, director, and since January 2023, Chair of the Mutual Fund Directors Forum, a leading funds industry organization.  Mr. Donohue also is an adjunct professor teaching investment management law at Brooklyn Law School.
Nominee for Class II Director
Bradley J. Skapyak – Mr. Skapyak has over 30 years of experience in the investment funds industry.  From January 2010 through May 2019, Mr. Skapyak served as President of the funds in the BNY Mellon Family of Funds.  From June 2009 through May 2019, Mr. Skapyak served as Chief Operating Officer and Director of The Dreyfus Corporation, where he was primarily responsible for the relationship between The Dreyfus Corporation and the BNY Mellon Family of Funds, served as management's representative at BNY Mellon Family of Funds' Board meetings and managed the mutual fund administration operations of The Dreyfus Corporation in connection with its role as administrator to the BNY Mellon Family of Funds.  Mr. Skapyak also served, from August 2016 through May 2019, as Chief Executive Officer and Director of MBSC Securities Corporation; from May 2011 through May 2019, as Chairman and Director of Dreyfus Transfer, Inc.; and from April 2007 through May 2019, as Senior Vice President of The Bank of New York Mellon.
Nominee for Class III Director
Roslyn M. Watson – Ms. Watson has been a business entrepreneur in commercial and residential real estate for over 15 years.  Ms. Watson currently serves as President and Founder of Watson Ventures, Inc., a real estate development investment firm, and her board memberships include American Express Bank, FSB (until 2018), The Hyams Foundation, Inc. (emeritus), Pathfinder International (until September 2022) and Simmons College.  Previously, she held various positions in the public and private sectors, including General Manager for the Massachusetts Port Authority.  She has received numerous awards, including the Woman of Achievement award from the Boston Big Sister Association and the Working Woman of the Year Award from Working Woman Magazine.
Fund Board Committees.  Each Fund has standing Audit, Nominating, Compensation and Litigation Committees, each comprised of its Independent Directors, except that Mr. Joseph S. DiMartino does not serve on the Compensation Committee.
The function of each Audit Committee is (1) to oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements and (2) to assist in the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the qualifications, independence and performance of the Fund's independent registered public accounting firm.  A copy of each Fund's Audit Committee Charter, which describes the Audit Committee's purposes, duties and responsibilities, is available at
www.bny.com/closed-end-funds  in the "BNY Audit Committee Charter" section under "Investments – Closed End Funds".
Each Fund's Nominating Committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by stockholders.  In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in each Fund's Nominating Committee Charter and Procedures (the "Nominating Committee Charter"), including character and integrity, and business and professional experience.  The Nominating Committee may consider whether a potential nominee's professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes.  Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations.  The Committee will consider recommendations for nominees from stockholders submitted to the Secretary of the Fund, c/o BNY Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286, and including information regarding the recommended nominee as specified in the Nominating Committee Charter.  The Nominating Committee Charter is not available on the Funds' or the Investment Adviser's website, but was attached as Exhibit B to the Funds' proxy statement for the 2020 annual stockholder meeting (filed with the Securities and Exchange Commission (the "SEC") on May 1, 2020).
The function of the Compensation Committee is to establish the appropriate compensation for serving on the Board.
The Litigation Committee seeks to address any potential conflicts of interest between the Funds and the Investment Adviser in connection with any potential or existing litigation or other legal proceeding related to securities held by a Fund and held or otherwise deemed to have a beneficial interest held by the Investment Adviser or its affiliate.

Compensation.  Each Nominee also serves as a Board member of certain other funds in the BNY Mellon Family of Funds.  Annual retainer fees and meeting attendance fees are allocated among each Fund and those other funds on the basis of net assets, with the Chairman of each Board, Mr. Joseph S. DiMartino, receiving an additional 25% of such compensation.  Each Fund reimburses Directors for travel and out-of-pocket expenses in connection with attending Board or committee meetings.  Neither Fund has a bonus, pension, profit-sharing or retirement plan.
The aggregate amount of compensation paid to each Nominee by all funds in the fund complex (which comprises registered investment companies for which the Investment Adviser serves as investment adviser) for which the Nominee was a board member during 2024, was as follows*:

Name of Nominee	Compensation from each Fund	Aggregate compensation from Fund Complex Paid to Nominee (**)
Francine J. Bovich	N/A	$699,700 (53)

Andrew J. Donohue	N/A	$473,700 (43)

Bradley J. Skapyak	N/A	$204,700 (21)

Roslyn M. Watson	N/A	$470,200 (43)

* Amounts shown do not include expenses reimbursed to Nominees for attending Board meetings.  Amounts shown also do not include the costs of office space, office supplies and secretarial services, which are paid by the Funds (allocated among the funds in the BNY Mellon Family of Funds based on net assets), which, in 2024, amounted to approximately $430 and $560 paid by BNYMSMB and BNYMSM, respectively.
** Represents the number of separate portfolios comprising the investment companies in the fund complex for which the Nominees served as Board members in 2024.
For each Fund's most recent fiscal year, the number of Board and committee meetings held and the amount of compensation paid by each Fund to the Continuing Directors and the aggregate amount of compensation paid by all funds in the fund complex (which comprises registered investment companies for which the Investment Adviser or an affiliate of the Investment Adviser serves as investment adviser) for which each such person was a board member in 2024 are set forth in Exhibit A.  Certain other information concerning each Fund's Continuing Directors and officers also is set forth in Exhibit A.

Required Vote
Provided a quorum is present, the election of a Nominee for a Fund requires the affirmative vote of a plurality of votes cast at the Funds’ Meeting for the election of Directors.
ADDITIONAL INFORMATION
Selection of Independent Registered Public Accounting Firm
The 1940 Act requires that each Fund's independent registered public accounting firm (the "independent auditors" or "auditors") be selected by a majority of the Independent Directors.  Each Audit Committee has direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent auditors.  At a meeting held on January 23, 2025 for BNYMSMB and September 30, 2024 for BNYMSM, each Fund's Audit Committee approved and each Fund's Board, including a majority of the Independent Directors, ratified and approved the selection of Ernst & Young LLP ("EY") as the independent auditors for the respective Fund's fiscal year ending in 2025.  EY, a major international accounting firm, has acted as independent auditors of each Fund since the Fund's organization.  The Audit Committee's reports for BNYMSMB and BNYMSM relating to the financial statements for the fiscal year ended November 30, 2024 and September 30, 2024, respectively, are attached as Exhibits B and C, respectively, to this combined proxy statement.
Independent Registered Public Accounting Firm Fees and Services
The following chart reflects fees billed by EY in each Fund's last two fiscal years.  For Service Affiliates (i.e., the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the relevant Fund), such fees represent only those fees that required pre-approval by the Audit Committee, except the Aggregate Non-Audit Fees amounts, which include all non-audit fees billed by EY to each Fund and Service Affiliates.  All services provided by EY were pre-approved with respect to the Funds as required.
	BNYMSMB[1]	Service Affiliates[1]	BNYMSM[2]	Service Affiliates[2]
Audit Fees	$38,168/$38,931	$0/$0	$38,168/$38,931	$0/$0

Audit-Related Fees[3]	$35,335/$12,339	$0/$0	$35,317/$12,594	$0/$0
Tax Fees[4]	$3,342/$3,342	$8,158/$8,860	$3,342/$3,342	$8,158/$8,503

	BNYMSMB[1]	Service Affiliates[1]	BNYMSM[2]	Service Affiliates[2]
All Other Fees	$0/$0	$0/$0	$0/$0	$0/$0
Aggregate Non-Audit Fees[5]	$1,886,566/$1,486,377	$0/$8,158	$1,797,238/$1,591,639	$$8,158/$8,503
____________________________________
1.	Fiscal years ended November 30, 2023/ November 30, 2024
2.	Fiscal years ended September 30, 2023/ September 30, 2024
3.
Services of each Fund consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the 1940 Act, (iii) advisory services as to the accounting or disclosure treatment of Fund transactions or events, (iv) advisory services as to the accounting or disclosure treatment of the actual or potential impact to the Fund of final or proposed rules, standards or interpretations by the SEC, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies and (v) agreed upon procedures in evaluating compliance by the Fund with the provisions of the Fund's articles supplementary, creating the series of preferred stock.

4.
Services to the Fund consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

5.	Aggregate non-audit fees billed by EY to each Fund and Service Affiliates are shown under the Service Affiliates column.
Audit Committee Pre-Approval Policies and Procedures.  Each Fund's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of EY's engagement for audit and non-audit services to the Fund and non-audit services to Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining EY's independence.  Pre-approvals pursuant to the Policy are considered annually.  In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.
Auditor Independence.  Each Fund's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that did not require pre-approval is compatible with maintaining EY's independence.
A representative of EY will be available to join the Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.
Service Providers
BNY Mellon Investment Adviser, Inc., located at 240 Greenwich Street, New York, New York 10286, serves as each Fund's investment adviser.  A discussion regarding the basis for the Board approving the respective Fund's management agreement with BNYIA is available in BNYMSMB's annual report for the fiscal year ended

November 30, 2024 and in BNYMSM's semi-annual report for the six-month period ended March 31, 2025.  BNYIA is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY"), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle.
Insight North America LLC, an affiliate of the Investment Adviser, located at 200 Park Avenue, 7th Floor, New York, New York 10166, serves as each Fund's sub-adviser.  The Sub-Adviser, subject to the Investment Adviser's supervision and approval, provides day-to-day management of each Fund's assets.  A discussion regarding the basis for the Board approving the sub-investment advisory agreement between the Investment Adviser and the Sub-Adviser is available in the BNYMSMB's annual report for the fiscal year ended November 30, 2024 and in BNYMSM's semi-annual report for the six-month period ended March 31, 2025.
The Bank of New York Mellon, an affiliate of the Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, acts as Custodian for the assets of each Fund.
Computershare Inc., located at 480 Washington Boulevard, Jersey City, New Jersey 07310, acts as each Fund's Transfer Agent, Dividend-Paying Agent and Registrar.
Voting Information
To vote, you may use any of the following methods:
•	By Mail. Please complete, date and sign the enclosed proxy card for each Fund you own and mail it in the enclosed, postage-paid envelope.
•	Over the Internet. Have your proxy card(s) available. Go to the website listed on the proxy card(s). Enter your control number from your proxy card(s). Follow the instructions on the website.
•	By Telephone. Have your proxy card(s) available. Call the toll-free number listed on the proxy card(s). Enter your control number from your proxy card(s). Follow the recorded instructions.
•
At the Meeting.  You will not be able to attend the Meeting physically, but you may attend the Meeting virtually.  Any stockholder who attends the Meeting virtually may vote over the Internet (see above) during the Meeting.

Shares represented by properly executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and, if no voting instructions are given, shares will be voted "for" the election of the Nominees.
If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of a Fund on a particular matter with respect to which the broker or nominee does not have discretionary power), the Fund's shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business, but will not constitute a vote "for" a proposal and will have no effect on the result of the vote.  However, because the Fund understands that a broker or nominee may exercise discretionary voting power with respect to the proposal to elect Directors, and there are no other proposals expected to come before the Meeting for which a broker or nominee would not have discretionary voting authority, the Fund does not anticipate that there will be any "broker non-votes" at the Meeting.
Each Fund will bear its pro rata share of the cost of preparing, printing and mailing this combined proxy statement and the attached Notice of Special Meeting of Stockholders and the accompanying proxy card(s), as well as related reporting and tabulation costs, legal and accounting expenses, and the costs associated with proxy solicitation, which is estimated to total approximately $46,500 for BNYMSMB and $60,250 for BNYMSM.  In addition to the use of the mail, proxies may be solicited by telephone.  Authorizations to execute proxies may be obtained by electronic transmission or by telephonic instructions in accordance with procedures designed to authenticate the stockholder's identity.  In all cases where a telephonic proxy is solicited (as opposed to where the stockholder calls the toll-free telephone number directly to vote), the stockholder will be asked to provide or confirm certain identifiable information and to confirm that the stockholder has received the combined proxy statement and proxy card(s).  Within 72 hours of receiving a stockholder's solicited telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation.  The Funds will retain Equiniti Fund Solutions (the "Proxy Solicitor") to assist in the solicitation of proxies, primarily by contacting stockholders by telephone. The cost of the Proxy Solicitor is estimated to be approximately $750 for each Fund, which amount is included in the estimated total expenses listed above.
OTHER MATTERS
Neither Fund's Board is aware of any other matter which may come before the Meeting.  However, should any such matter with respect to one or both Funds properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their discretion on such matter.
Any proposals of stockholders that are intended to be presented at the Funds' 2026 Annual Meeting of Stockholders in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the

Secretary of the respective Fund at the Fund's principal executive offices no later than January 1, 2026, and must comply with all other legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting.  For other stockholder proposals to be presented at the 2026 Annual Meeting of Stockholders (but not included in a Fund's proxy statement), a stockholder's notice must be delivered to the Secretary of the respective Fund at the Fund's principal executive offices no earlier than December 1, 2025 and no later than 5:00 p.m., Eastern time on January 1, 2026.  If the 2026 Annual Meeting of Stockholders is advanced or delayed by more than 30 days from June 11, 2026, then timely notice must be delivered not earlier than the 150th day prior to such annual meeting and not later than 5:00 p.m., Eastern time, on the later of the 120th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.  All stockholder proposals must include the information required by the Funds' bylaws.
Stockholders who wish to communicate with Directors should send communications to the attention of the Secretary of the Fund, c/o BNY Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286, and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the Chairman of the Board.
NOTICE TO BANKS, BROKER/DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
Please advise, as appropriate, BNY Mellon Strategic Municipals, Inc. or BNY Mellon Strategic Municipal Bond Fund, Inc., in care of BNY Institutional Services 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the combined proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.  Each Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING VIRTUALLY ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE OR OTHERWISE VOTE PROMPTLY.
Dated: September 26, 2025

EXHIBIT A
PART I
Part I sets forth information regarding the Continuing Directors, Board and committee meetings and share ownership.
Information About the Continuing Directors' Experience, Qualifications, Attributes or Skills.  The Continuing Directors of each Fund who are not standing for election at the Meeting, together with information as to their positions with the Funds, principal occupations and other board memberships for the past five years, are shown below.  The address of the Continuing Directors is 240 Greenwich Street, New York, New York 10286.
Continuing Class I Directors with Terms Expiring in
2027 for BNYMSMB and 2028 for BNYMSM
Name (Age) of Continuing Director Position with Fund (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
JOSEPH S. DIMARTINO (81) Chairman of the Board and Class I Director of BNYMSMB (1995) Class I Director of BNYMSM (1995)	Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as listed herein)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997 – May 2023)
BENAREE PRATT WILEY (79) VMTP Shares Designee Class I Director of BNYMSMB (2016) Class I Director of BNYMSM (2016)	The Wiley Group, a firm specializing in strategy and business development, Principal (2005 – Present)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008 – Present) Blue Cross – Blue Shield of Massachusetts, Director (2004 – December 2020)

Continuing Class II Directors with Terms Expiring in
2028 for BNYMSMB and 2026 for BNYMSM
Name (Age) of Continuing Director Position with Fund (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
ALAN H. HOWARD (65) Class II Director of BNYMSMB (2018) Class II Director of BNYMSM (2018)
Heathcote Advisors LLC, a financial advisory services firm, Managing Partner (2008 – Present)
Dynatech/MPX Holdings LLC, a global supplier and service provider of military aircraft parts, President (2012 – May 2019); and Board Member of its two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012 – December 2019), including Chief Executive Officer of Dynatech International LLC (2013 – May 2019)
Rossoff & Co., an independent investment banking firm, Senior Advisor (2013 – June 2021)

Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997 – Present)
Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (2020 – April 2021)
Siddhi Acquisition Corp, a public company that focuses on effecting merger, amalgamation, acquisition, share purchase, reorganization or similar business combination with businesses, Director (August 2024 – Present)

Name (Age) of Continuing Director Position with Fund (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
ROBIN A. MELVIN (61) VMTP Shares Designee Class II Director of BNYMSMB (1995) Class II Director of BNYMSM (1995)
Westover School, a private girls' boarding school in Middlebury, Connecticut, Trustee (2019 – June 2023)
Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014 – March 2020); Board Member (2013 – March 2020)
JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021 – June 2022)

HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021 – Present)
HPS Corporate Capital Solutions Fund, a closed-end management investment company regulated as a business development company, Trustee (December 2023 – Present)

Continuing Class III Directors with Terms Expiring in
2026 for BNYMSMB and 2027 for BNYMSM
Name (Age) of Continuing Director Position with Fund (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
JOAN L. GULLEY (77) Class III Director of BNYMSMB (2017) Class III Director of BNYMSM (2017)
Nantucket Atheneum, public library, Chair (June 2018 – June 2021) and Director (2015 – June 2021)
Orchid Island Club, golf and beach club, Governor (2016 – February 2025) and President (February 2023 – February 2025)
N/A
BURTON N. WALLACK (74) Class III Director of BNYMSMB (2006) Class III Director of BNYMSM (2006)	Wallack Management Company, a real estate management company, President and Co-owner (1987 – Present)	Mount Sinai Hospital Urology, Board Member (2017 – Present)
The Board is comprised of a diverse and highly experienced group of Directors and advisory Board member who each bring significant expertise and leadership experience to the Board.  Each Continuing Director, except Mr. Howard, has been a BNY Mellon Family of Funds board member for over 20 years.  Mr. Howard has been a Director of the Funds since 2018 and has over 30 years of experience in banking, including experience advising asset managers.  Additional information about the Continuing Directors, as well as the Funds' advisory Board member, follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that the Continuing Directors possess which the Board believes has prepared them to be effective Directors.

Continuing Directors
Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the BNY Mellon Family of Funds for over 25 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of The Dreyfus Corporation (prior to its acquisition by a predecessor of BNY in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director.  He ceased being an employee or director of The Dreyfus Corporation by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.
Joan L. Gulley – Ms. Gulley served in various senior roles at PNC Financial Services Group, Inc. ("PNC") from 1993 until her retirement in 2014, including Chief Executive Officer of PNC Advisors, the wealth management and institutional services business of PNC, from 2002 to 2005, Executive Vice President and Chief Marketing Officer of PNC from 2002 to 2007, and Executive Vice President ("EVP") and Chief Human Resources Officer ("CHRO") of PNC from 2008 until 2014.  In her role as EVP and CHRO of PNC, Ms. Gulley was responsible for the oversight of $8 billion in combined pension and 401(k) assets.  Ms. Gulley also served as a member of PNC's Executive Committee from 2008 to 2014, where she participated in all key strategic and operational decisions affecting PNC, and was responsible for all staff support to the PNC Board's Personnel and Compensation Committee with respect to executive compensation, succession planning, talent management, human resource regulatory matters and diversity.  Prior to joining PNC, Ms. Gulley held positions with The Massachusetts Company, a chartered bank and subsidiary of The Travelers Insurance Company, which was acquired by PNC in 1993, and with branches of the Federal Reserve Bank in Boston, Massachusetts and Washington D.C.  Ms. Gulley served as a Governor and President of the Orchid Island Club until February 2025, and from 2015 to 2021 served on the Board of Trustees of the Nantucket Atheneum.
Alan H. Howard – Mr. Howard is the Managing Partner of Heathcote Advisors LLC, which he formed in 2008 and which provides financial advisory services as well as makes principal investments.  Mr. Howard is a member of the Board of Directors of Movado Group, Inc., a leading global designer, marketer and distributor of watches, and serves as lead independent director, chairman of the compensation and human capital committee and a member of the board's audit committee.  Since April 2022, Mr. Howard is also a member of the Board of Directors of New England Expert Technologies Corp. (formerly, Valley Precision Parts Corporation), a privately held manufacturer of complex, close tolerance and precision-machined parts and assemblies for a variety of industries and applications.  Since February 2025, he has served as a Senior Advisor to LSH Partners Securities LLC, an independent boutique investment bank providing a variety of advisory services including M&A, restructuring, capital markets and corporate finance across a broad range of industries.  Mr. Howard served as a Senior Advisor at Rossoff & Company LLC, an independent investment banking firm that provides advice on mergers and acquisitions, corporate finance and restructurings and assists on raising debt and equity capital in the private and public markets from 2013 until June 2021.  He was also a member of the Board of Directors of Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, and served as lead independent director, chairman of the audit committee and a member of the board's finance and executive committees from 2020 until April 2021.  Mr. Howard also served as the President of Dynatech/MPX Holdings LLC ("D/M Holdings"), a privately held global supplier and service provider of military aircraft parts for multiple platforms and engines from 2012 through 2019.  Mr. Howard also was a member of the Board of Directors of D/M Holdings from 2012 to 2019, and served as chief executive officer of one of its two operating companies ("Dynatech International LLC"), while also serving on the boards of the two operating companies (Dynatech International LLC and Military Parts Exchange LLC).  From 2008 through 2010, Mr. Howard was Managing Partner of S3 Strategic Advisors LLC, which provides strategic advice to hedge funds and asset managers.  Prior to 2006, Mr. Howard was a Managing Director of Credit Suisse First Boston LLC ("CSFB"), an international provider of financial services.  He had been with CSFB and its predecessor companies since 1985.  As a Managing Director in the Global Industrial and Services Investment Banking Group, he was an advisor to several of the firm's most important clients on mergers and acquisitions, corporate finance and capital raising assignments.
Robin A. Melvin – From 2014 to 2020, Ms. Melvin served as Co-Chair of Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, and served as a Board member from 2013 to 2020.  Ms. Melvin served as Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012.  In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family.  She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy.  Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc.  Ms. Melvin served as a Board member of JDRF, a non-profit juvenile diabetes research foundation from June 2021 to June 2022.  She also serves as a Trustee of HPS Corporate Lending Fund (August 2021 to present) and HPS Corporate Capital Solutions Fund

(December 2023 to present), each a closed-end management investment company regulated as a business development company, and a Director with Northwestern Memorial Hospital Board of Directors (March 2024 to present), an academic medical center, and served as a Trustee of Westover School, a private girls boarding school in Middlebury, Connecticut, from 2019 to June 2023.
Burton N. Wallack – Mr. Wallack is President and co-owner of Wallack Management Company, a real estate management company that provides financial reporting and management services.  He also serves as a board member for Mount Sinai Hospital Urology.
Benaree Pratt Wiley – Ms. Wiley is a corporate director and trustee.  For fifteen years, Ms. Wiley was the President and Chief Executive Officer of The Partnership, Inc., an organization that strengthened Greater Boston's capacity to attract, retain and develop talented professionals of color.  Ms. Wiley currently serves on the Board of CBIZ (NYSE:CBZ).  She has served as the Chair of PepsiCo's African American Advisory Board, and formerly served on the Board of First Albany (NASDAQ: FACT) and Blue Cross – Blue Shield of Massachusetts.  Her civic activities include serving on the Boards of Dress for Success Boston, Partners Continuing Care and Spaulding Hospital, the Black Philanthropy Fund and Howard University where she served as Vice Chair until June 2021.
Advisory Board Member
Gordon J. Davis – Mr. Davis is a partner in the law firm of Venable LLP where his practice focuses on complex real estate, land use development and related environmental matters; state and municipal authorities and financings; and cultural and not-for-profit organizations.  Prior to joining the firm in 2012, Mr. Davis served as a partner in the law firm of Dewey & LeBoeuf LLP from 1994 until 2012.  Mr. Davis also served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York.  Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City.  He has also served as President of Lincoln Center.  Mr. Davis also served on the board of The Dreyfus Corporation (prior to its acquisition by a predecessor of BNY in August 1994 and related management changes).  He served as a Board member of the Funds until August 2021, and as an emeritus Board member until October 31, 2021.  He also served as a Director of Consolidated Edison, Inc., a utility company, and The Phoenix Companies, Inc., a life insurance company.
Nominees' and Continuing Directors' Ownership of Fund Shares.  The table below indicates the dollar range of the Nominees' and the Continuing Directors' ownership of shares of each Fund's Common Stock and shares of other funds in the BNY Mellon Family of Funds in the aggregate, in each case as of December 31, 2024.

Name of Continuing Director or Nominee	Fund Common Stock	Aggregate Holdings of Funds in the BNY Mellon Family of Funds

Joseph S. DiMartino	None	Over $100,000
Francine J. Bovich*	None	$50,001 – $100,000
Andrew J. Donohue*	None	Over $100,000
Joan L. Gulley	None	Over $100,000
Alan H. Howard	None	Over $100,000
Robin A. Melvin	None	$10,001 – $50,000
Bradley J. Skapyak*	None	Over $100,000
Burton N. Wallack	None	None
Roslyn M. Watson*	None	$10,001 – $50,000
Benaree Pratt Wiley	None	$50,001 – $100,000
_________________
*   Nominee.
As of August 22, 2025, none of the Nominees or the Continuing Directors or their immediate family members owned securities of the Investment Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Adviser.

PERTAINING TO THE BOARD OF EACH FUND
•
Each Fund held six Board meetings, six Audit Committee meetings, one Compensation Committee meeting and one Nominating Committee meeting during the Fund's last fiscal year.  The Litigation Committee did not meet during the last fiscal year.

•	The Funds do not have a formal policy regarding Directors' attendance at annual meetings of stockholders. Directors did not attend last year's annual meeting of stockholders.
•
The Continuing Directors and Nominees of each Fund (who were Directors at the time) attended at least 75% of the meetings of the Board and committees of which they were a member held in the last fiscal year.

Compensation Table.  The amount of compensation paid by each Fund to each Continuing Director and advisory Board member by BNYMSMB for its fiscal year ended November 30, 2024, and by BNYMSM for its fiscal year ended September 30, 2024, and the aggregate amount of compensation paid to each Continuing Director and advisory Board member by all funds in the fund complex (which comprises registered investment companies for which the Investment Adviser or an affiliate of the Investment Adviser serves as investment adviser) for which such person was a Board member or advisory Board member during 2024, was as follows*:
Name of Director	Compensation from each Fund	Aggregate Compensation from each Fund and Fund Complex Paid to Continuing Director (**)
Continuing Directors
Joseph S. DiMartino		$1,090,000 (86)
BNYMSMB	$9,781
BNYMSM	$11,588
Joan L. Gulley		$404,700 (46)
BNYMSMB	$8,246
BNYMSM	$7,670
Alan H. Howard		$170,700 (17)
BNYMSMB	$8,220
BNYMSM	$9,570
Robin A. Melvin		$675,700 (68)
BNYMSMB	$8,225
BNYMSM	$9,670

Name of Director	Compensation from each Fund	Aggregate Compensation from each Fund and Fund Complex Paid to Continuing Director (**)
Burton N. Wallack		$170,700 (17)
BNYMSMB	$8,220
BNYMSM	$9,570
Benaree Pratt Wiley		$641,700 (57)
BNYMSMB	$8,150
BNYMSM	$9,570
Advisory Board Member†
Gordon J. Davis		$425,200 (39)
BNYMSMB	$6,151
BNYMSM	$7,570
__________________
*  Amounts shown do not include expenses reimbursed to Directors for attending Board meetings.  Amounts shown also do not include the costs of office space, office supplies and secretarial services, which are paid by the Funds (allocated among the funds in the BNY Mellon Family of Funds based on net assets), which, in 2024, amounted to approximately $430 and $560 paid by BNYMSMB and BNYMSM, respectively.
** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which such persons served as Board members or advisory Board members in 2024.
†  Advisory Board members are entitled to receive an annual retainer and compensation for attending Board meetings in an advisory role.

PART II
Part II sets forth information regarding the officers of the Funds.  Each officer of the Funds holds office for an indefinite term until the officer's successor is elected and has qualified.
Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For Past Five Years
DAVID DIPETRILLO President (2019)[1]	47
Vice President and Director of the Investment Adviser since February 2021; Head of North America Distribution, BNY Investments since February 2023; and Head of North America Product, BNY Investments from January 2018 to February 2023.  He is an officer of 46 investment companies (comprised of 86 portfolios) managed by the Investment Adviser.

JAMES WINDELS Treasurer (2012)	66
Director of the Investment Adviser since February 2023; Vice President of the Investment Adviser since September 2020; and Director – BNY Fund Administration.  He is an officer of 47 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For Past Five Years
PETER M. SULLIVAN Chief Legal Officer, Vice President and Assistant Secretary (2019)[2]	57
Chief Legal Officer of the Investment Adviser and Associate General Counsel of BNY since July 2021; Senior Managing Counsel of BNY from December 2020 to July 2021; and Managing Counsel of BNY from March 2009 to December 2020.  He is an officer of 47 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

SARAH S. KELLEHER Vice President and Secretary (2014)[3]	49
Vice President of BNY Mellon ETF Investment Adviser, LLC since February 2020; Senior Managing Counsel of BNY since September 2021; and Managing Counsel of BNY from December 2017 to September 2021.  She is an officer of 47 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For Past Five Years
DEIRDRE CUNNANE Vice President and Assistant Secretary (2019)	35
Managing Counsel of BNY since December 2021; and Counsel of BNY from August 2018 to December 2021.  She is an officer of 47 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

LISA M. KING Vice President and Assistant Secretary (2024)	57
Counsel of BNY since June 2023; and Regulatory Administration Group Manager at BNY Mellon Asset Servicing from February 2016 to June 2023.  She is an officer of 47 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

JEFF S. PRUSNOFSKY Vice President and Assistant Secretary (2012)	60	Senior Managing Counsel of BNY. He is an officer of 47 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For Past Five Years
AMANDA QUINN Vice President and Assistant Secretary (2020)	40
Managing Counsel of BNY since March 2024; and Counsel of BNY from June 2019 to February 2024.  She is an officer of 47 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

DANIEL GOLDSTEIN Vice President (2022)	56
Head of Product Development of North America Distribution, BNY Investments since January 2018; Executive Vice President of North America Product, BNY Investments since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Investments from 2010 to March 2023.  He is an officer of 46 investment companies (comprised of 86 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For Past Five Years
JOSEPH MARTELLA Vice President (2022)	48
Vice President of the Investment Adviser since December 2022; Head of Product Management of North America Distribution, BNY Investments since January 2018; Executive Vice President of North America Product, BNY Investments since April 2023; and Senior Vice President of North America Product, BNY Investments from 2010 to March 2023.  He is an officer of 46 investment companies (comprised of 86 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

ROBERTO G. MAZZEO Assistant Treasurer (2024)	44
Financial Reporting Manager – BNY Fund Administration.  He is an officer of 47 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

GAVIN C. REILLY Assistant Treasurer (2012)	56	Tax Manager – BNY Fund Administration. He is an officer of 47 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Fund (Since)	Age	Principal Occupation and Business Experience For Past Five Years
ROBERT SALVIOLO Assistant Treasurer (2012)	58
Senior Accounting Manager – BNY Fund Administration.  He is an officer of 47 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

ROBERT SVAGNA Assistant Treasurer (2012)	58
Senior Accounting Manager – BNY Fund Administration.  He is an officer of 47 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

JOSEPH W. CONNOLLY Chief Compliance Officer (2012)	68
Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Investment Adviser from 2004 until June 2021.  He is Chief Compliance Officer of 45 investment companies (comprised of 89 portfolios) managed by the Investment Adviser.

____________________
1 President since 2021; previously, Vice President.
2 Chief Legal Officer since July 2021.
3 Secretary since 2024; previously, Assistant Secretary.
The address of each officer of the Funds is 240 Greenwich Street, New York, New York 10286.

PART III
Part III sets forth information for each Fund regarding the beneficial ownership of its shares as of August 22, 2025 by the Nominees, Continuing Directors and officers of the Fund owning shares on such date and by any stockholders owning 5% or more of a class of the Fund's outstanding shares.
As of August 22, 2025, none of the Nominees, Continuing Directors or officers of either Fund owned any Common Stock or VMTP Shares.
To each Fund's knowledge, based on filings made pursuant to Section 13D or G of the Exchange Act, as of August 22, 2025, the following information with respect to beneficial ownership of more than 5% of the Fund's outstanding shares of Common Stock and/or outstanding VMTP Shares has been reported.
BNYMSMB
Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Common Stock	Saba Capital Management, L.P. 405 Lexington Avenue, 58th Floor New York, New York 10174	5,140,974[1]	10.40%[1]
	First Trust Portfolios L.P.* First Trust Advisors L.P. * The Charger Corporation* 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	3,389,147[2]	6.86%[2]
	Bulldog Investors, LLP Phillip Goldstein Andrew Dakos 250 Pehle Ave. Suite 708, Saddle Brook, NJ 07663	2,527,527[3]	5.11%[3]
VMTP Shares	Bank of America Corp.** Bank of America Corporate Center	1,972[4]	100%[4]

100 North Tryon Street Charlotte, NC 28255
1 As stated in Schedule 13D filed with the SEC on April 15, 2025.
2 As stated in Schedule 13G filed with the SEC on January 12, 2024.
3 As stated in Schedule 13G filed with the SEC on April 24, 2025.
4 As stated in Schedule 13D filed with the SEC on December 13, 2024.
As of August 22, 2025, Cede & Co., P.O. Box 20, Bowling Green Station, New York, New York 10274, held of record 96.1146% of the outstanding shares of BNYMSMB's Common Stock and 100% of the outstanding shares of BNYMSMB's VMTP Shares.

BNYMSM
Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Common Stock	Saba Capital Management, L.P. 405 Lexington Avenue, 58th Floor New York, New York 10174	5,263,789[5]	8.45%[5]
	First Trust Portfolios L.P. First Trust Advisors L. P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	3,314,066[6]	5.32%[6]
VMTP Shares	Bank of America Corp.** Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	3,156[7]	100%[7]
5 As stated in Schedule 13D filed with the SEC on April 15, 2025.
6 As stated in Schedule 13G filed with the SEC on October 18, 2024.
7 As stated in Schedule 13D filed with the SEC on December 13, 2024.
As of August 22, 2025, Cede & Co., P.O. Box 20, Bowling Green Station, New York, New York 10274, held of record 93.9740% of the outstanding shares of BNYMSM's Common Stock and 100% of the outstanding shares of BNYMSM's VMTP Shares.
_________________________
*   These entities share voting and dispositive power with respect to the share amounts and percentages shown.
**  Bank of America Corporation beneficially owns and has shared voting and dispositive power with respect to its shares through one of its wholly-owned subsidiaries—Bank of America, N.A.

Delinquent Section 16(a) Reports
Under Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, and the rules thereunder, each Fund's officers and Directors, persons owning more than 10% of the Fund's Common Stock or VMTP Shares, and certain additional persons are required to report their transactions in the Fund's Common Stock or VMTP Shares to the SEC, the New York Stock Exchange and the Fund, as applicable.  Based solely on written representations of such persons and on copies of reports that have been filed with the SEC, each of BNYMSMB and BNYMSM believes that, during the fiscal year ended November 30, 2024 and September 30, 2024, respectively, all filing requirements applicable to such persons were complied with, except that a Form 3 with respect to BNYMSMB and BNYMSM was not filed on a timely basis for Lisa M. King and Roberto G. Mazzeo, each of whom is an officer of the Funds, due to an administrative oversight, and a Form 4 with respect to BNYMSMB and BNYMSM was not filed on a timely basis for Bank of America Corp.  On December 13, 2024, Bank of America Corp. filed a Form 4 reflecting shares of BNYMSMB's Common Stock acquired or disposed of between November 4, 2019 and March 24, 2023 and shares of BNYMSM's Common Stock acquired or disposed of between June 26, 2014 and August 22, 2023, respectively.

EXHIBIT B
REPORT OF THE AUDIT COMMITTEE
BNY Mellon Strategic Municipals, Inc.
November 20, 2024
The Audit Committee (the "Committee") oversees the Fund's financial reporting process on behalf of the Board of Directors.  Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls.  In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.
The Committee reviewed with the Fund's independent registered public accounting firm (the "independent auditors" or "auditors"), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund's accounting principles and such other matters as are required to be discussed with the Committee under the applicable standards of the Public Company Accounting Oversight Board (United States) ("PCAOB") and Securities and Exchange Commission.  In addition, the Committee discussed with the independent auditors the auditors' independence from management and the Fund, including the auditors' letter and the matters in the written disclosures required by the PCAOB, and considered the compatibility of non-audit services with the auditors' independence.
The Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund's internal controls, and the overall quality of the Fund's financial reporting.
Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements for the Fund be included in the Fund's Annual Report to Stockholders for the year ended September 30, 2024.
Alan H. Howard, Audit Committee Chair
Joseph S. DiMartino, Audit Committee Member
Joan L. Gulley, Audit Committee Member
Robin A. Melvin, Audit Committee Member
Burton Wallack, Audit Committee Member
Benaree Pratt Wiley, Audit Committee Member

B-1

EXHIBIT C
REPORT OF THE AUDIT COMMITTEE
BNY Mellon Strategic Municipal Bond Fund, Inc.
January 23, 2025
The Audit Committee (the "Committee") oversees the Fund's financial reporting process on behalf of the Board of Directors.  Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls.  In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.
The Committee reviewed with the Fund's independent registered public accounting firm (the "independent auditors" or "auditors"), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund's accounting principles and such other matters as are required to be discussed with the Committee under the applicable standards of the Public Company Accounting Oversight Board (United States) ("PCAOB") and Securities and Exchange Commission.  In addition, the Committee discussed with the independent auditors the auditors' independence from management and the Fund including the auditors' letter and the matters in the written disclosures required by the PCAOB, and considered the compatibility of non-audit services with the auditors' independence.
The Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund's internal controls, and the overall quality of the Fund's financial reporting.
Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements for the Fund be included in the Fund's Annual Report to Stockholders for the year ended November 30, 2024.
Alan H. Howard, Audit Committee Chair
Joseph S. DiMartino, Audit Committee Member
Joan L. Gulley, Audit Committee Member
Robin A. Melvin, Audit Committee Member
Burton Wallack, Audit Committee Member
Benaree Pratt Wiley, Audit Committee Member

C-1

0852-0853-PROXY-25
C-2

PROXY CARD

BNY | INVESTMENTS

MEETING AGENDA on Reverse Side

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

BY INTERNET:

Go to the website below and enter your VOTER CONTROL NUMBER or simply scan the QR with a Smart Phone

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BY PHONE:

Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative.

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BY MAIL:

Complete the reverse side and return in the postage-paid envelope provided.

USPS Postage-Paid Envelope

***VOTER PROFILE*:**

Voter ID: XXXXXXXX Security ID: XXXXXXXX

Shares to Vote: XXXXXXXX Household ID: XXXXXXXXXX

***please call the phone number to the right for more information*

VOTER CONTROL NUMBER: XXXX XXXX XXXX

***VOTE REGISTERED TO*:**

NAME
ADDRESS
CITY, STATE, ZIP CODE

BNY MELLON STRATEGIC MUNICIPAL BOND FUND, INC.
240 Greenwich Street
New York, NY 10286

The undersigned stockholder of the BNY Mellon Strategic Municipal Bond Fund, Inc. (the "Fund"), hereby appoints Jeff Prusnofsky and Sarah S. Kelleher, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on September 19, 2025, at a Special Meeting of Stockholders to be held over the Internet in a virtual meeting format only at 10:00 a.m., Eastern Time, on Thursday, November 20, 2025, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Combined Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND, IF EXECUTED, WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 20, 2025. The Notice of Special Meeting of Stockholders, Combined Proxy Statement and Form(s) of Proxy Card are available at www.bny.com/closed-end-funds. Please see the Combined Proxy Statement or call (800) 290-6433 for information on how to obtain directions to be able to attend and vote virtually at the Special Meeting of Stockholders.

Questions? If you have any questions about how to vote your proxy or about the Special Meeting, please call toll-free (800) 290-6433. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Mail ID CUSIP

PROXY CARD

BNY MELLON STRATEGIC MUNICIPAL BOND FUND, INC.

NOTE: This section must be completed for your vote to be counted. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, each stockholder should sign. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Stockholders and Combined Proxy Statement is acknowledged.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. **If this Proxy Ballot is executed but no instructions is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, "FOR ALL" the Proposal at the Special Meeting of Stockholders, and at any and all adjournments and postponements thereof. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting of Stockholders, and at any and all adjournments and postponements thereof.**

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1. To elect four Board Members to the Board of Directors of the Fund: 1. Class I Director (two-year term): Mr. Andrew J. Donohue 2. Class I Director (two-year term): Ms. Francine J. Bovich 3. Class II Director (three-year term): Mr. Bradley J. Skapyak 4. Class III Director (one-year term): Ms. Roslyn M. Watson	O	O	O

*To withhold authority to vote for one or more specific nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of those nominee(s) you wish to withhold below:

THANK YOU FOR CASTING YOUR VOTE

MAIL ID: BAR CODE CUSIP

PROXY CARD

BNY | INVESTMENTS

MEETING AGENDA on Reverse Side

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

BY INTERNET:

Go to the website below and enter your VOTER CONTROL NUMBER or simply scan the QR with a Smart Phone

vote.proxyonline.com

***VOTER PROFILE*:**

Voter ID: XXXXXXXX Security ID: XXXXXXXX
Shares to Vote: XXXXXXXX Household ID: XXXXXXXXXX
***please call the phone number to the right for more information*

VOTER CONTROL NUMBER: XXXX XXXX XXXX

***VOTE REGISTERED TO*:**

NAME
ADDRESS
CITY, STATE, ZIP CODE

BY PHONE:

Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative.

(800) 290-6433

BY MAIL:

Complete the reverse side and return in the postage-paid envelope provided.

USPS Postage-Paid Envelope

BNY MELLON STRATEGIC MUNICIPALS, INC.
240 Greenwich Street
New York, NY 10286

The undersigned stockholder of the BNY Mellon Strategic Municipals, Inc. (the "Fund"), hereby appoints Jeff Prusnofsky and Sarah S. Kelleher, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on September 19, 2025, at a Special Meeting of Stockholders to be held over the Internet in a virtual meeting format only at 10:00 a.m., Eastern Time, on Thursday, November 20, 2025, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Combined Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND, IF EXECUTED, WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 20, 2025. The Notice of Special Meeting of Stockholders, Combined Proxy Statement and Form(s) of Proxy Card are available at www.bny.com/closed-end-funds. Please see the Combined Proxy Statement or call (800) 290-6433 for information on how to obtain directions to be able to attend and vote virtually at the Special Meeting of Stockholders.

Questions? If you have any questions about how to vote your proxy or about the Special Meeting, please call toll-free (800) 290-6433. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Mail ID CUSIP

PROXY CARD

BNY MELLON STRATEGIC MUNICIPALS, INC.

NOTE: This section must be completed for your vote to be counted. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, each stockholder should sign. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Stockholders and Combined Proxy Statement is acknowledged.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. **If this Proxy Ballot is executed but no instructions is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, "FOR ALL" the Proposal at the Special Meeting of Stockholders, and at any and all adjournments and postponements thereof. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting of Stockholders, and at any and all adjournments and postponements thereof.**

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1. To elect four Board Members to the Board of Directors of the Fund: 1. Class I Director (three-year term): **Mr. Andrew J. Donohue** 2. Class I Director (three-year term): **Ms. Francine J. Bovich** 3. Class II Director (one-year term): **Mr. Bradley J. Skapyak** 4. Class III Director (two-year term): **Ms. Roslyn M. Watson**	O	O	O

*To withhold authority to vote for one or more specific nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of those nominee(s) you wish to withhold below:

THANK YOU FOR CASTING YOUR VOTE

MAIL ID: BAR CODE CUSIP